                                                                   Exhibit 10.20



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                         WORLDGATE COMMUNICATIONS, INC.

                                     WARRANT

                              Dated: March 2, 1999


         WorldGate Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Strong River Investment, Inc. or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of such number of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") as shall equal the quotient obtained by dividing 2,734,800 (the "Invested Amount") by the lower of (i) 16.50 and (ii) the per share price at which the Common Stock is offered to the public in the Initial Public Offering (as hereinafter defined) (the "IPO Price") at a U.S. dollar ($) exercise price per share equal to the lower of (i) 16.50 and (ii) the IPO Price (as adjusted from time to time pursuant to the terms hereunder, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including the date which shall be the later of
(i) three (3) years from the date hereof and (ii) thirty (30) months from the date of the closing of the Initial Public Offering, but in no event later than March 2, 2004 (such date, the "Expiration Date"), and subject to the following terms and conditions:

        1. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

        2. REGISTRATION OF TRANSFERS AND EXCHANGES.

           (a) Subject to the provisions of Section 15 hereof, the Company shall register the transfer of any portion of this Warrant by the Holder to any affiliate or affiliates of the Holder or any fund or funds under common management with the Holder (collectively, the "PERMITTED TRANSFEREES") or among the Permitted Transferees in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b) PROVIDED, that the Company's consent shall be required for any transfer other than to Permitted Transferees. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

          (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

          3. DURATION AND EXERCISE OF WARRANT.

          (a) This Warrant shall be exercisable by the registered Holder on any business day before 4:00 P.M., New York City time, at any time and from time to time, on or after the date hereof to and including the Expiration Date. At 4:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

          (b) Subject to Sections 2(a), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

          A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

          (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4. LOCK-UP. The Holder shall agree not to effect any public sale or distribution of securities of the same class as those being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 14 days prior to, and during the 180-day period (or such lesser period as may be determined by the Company in its sole discretion) beginning on, the effective date of any registration statement filed by the Company under the Securities Act registering its securities for sale by the Company to the public in an underwritten public offering, PROVIDED, that the Company shall obtain from all directors and officers of the Company and all affiliates of such directors and officers, all affiliates of the Company and all other similarly situated holders of warrants or convertible securities of the Company their agreement that they will also defer the sale of their shares (except as part of the registration) for the same period.

          5. REGISTRATION RIGHTS. (a) No later than the first business day following the 150th day immediately following the date of the closing of the Initial Public Offering, the Company shall file a "shelf" registration statement, naming the Holders as selling stockholders thereunder, registering for resale under the Securities Act all the Warrant Shares (such shares, the "Eligible Securities"). The Company shall use its best efforts to cause such registration statement to (i) be declared effective as promptly as possible, but in any case within 180 days after the date of the closing of the Initial Public Offering, and (ii) remain effective until the earlier of the date all of the Warrant Shares have been sold in accordance with such registration statement or the Expiration Date, PROVIDED, that if such registration statement has not been declared effective by the 240th day after the date of the closing of the Initial Public Offering (the "Liquidated Damages Date"), the Company shall pay to the Holder (i) on the Liquidated Damages Date, 1% of the Invested Amount in cash, as liquidated damages and not as a penalty, (ii) on the first month anniversary of the Liquidated Damages Date, if such registration statement has not been declared effective as of such date, an additional 1% of the Invested Amount in cash, as liquidated damages and not as a penalty, and thereafter (iii) on each monthly anniversary of the Liquidated Damages Date on which such registration statement has not been declared effective, an additional 2% of the Invested Amount in cash, as liquidated damages and not as a penalty PROVIDED, FURTHER, that the Company shall not be obligated to pay aggregate liquidated damages under this Section 5(a) in excess of $500,000. In any registration effectuated under this Section 5, the Company will pay all registration expenses in connection therewith other than the fees and expenses of the Holder's counsel, underwriting discounts and commissions, brokerage commissions, non-accountable expense allowances attributable to the sale of the Holder's Eligible Securities and the Holder's other out-of-pocket expenses.

          (b) The Company's obligations under this Section shall terminate when Holder may sell or otherwise transfer the Eligible Securities without registration under the Securities Act by virtue of Rule 144, without limitation as to volume of sales.

          (c) Holder may not participate in any underwritten registration hereunder unless Holder (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Company, and (ii) completes and executes all questionnaires, custody agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (d) Following the filing of a registration statement registering the Eligible Securities of Holder and during any period that the registration statement is effective, Holder shall:

              (i) not effect any stabilization transactions or engage in any stabilization activity in connection with any securities of the Company in contravention of Regulation M under the Exchange Act;

             (ii) furnish each broker or dealer through whom Holder offers Eligible Securities such number of copies of the prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Securities Act;

            (iii) not, and shall not permit any Affiliated Purchaser (as that term is defined in Regulation M under the Exchange Act) to, bid for or purchase for any account in which Holder has a beneficial interest, or attempt to induce any other person to purchase, any securities of the Company in contravention of Regulation M under the Exchange Act;

             (iv) not offer or agree to pay, directly or indirectly, to anyone any compensation for soliciting another to purchase, or for purchasing (other than for Holder's own account), any securities of the Company on a national securities exchange in contravention of Regulation M under the Exchange Act;

              (v) cooperate with the Company as the Company fulfills its obligations under this Section;

             (vi) furnish such information concerning Holder and the distribution of the Eligible Securities as the Company may from time to time reasonably request;

            (vii) sell Eligible Securities only in the manner described in the registration statement; and

            (viii) not sell Eligible Securities during any period after the Company has provided notice (the "Blackout Notice") to Holder of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and until the Company provides notice to Holder that the registration statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading, PROVIDED, that, the Company shall, no later than forty
          (40) days from the submission to the Holder of any Blackout Notice, modify and amend the registration statement and the prospectus included therein such that it no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading. The Company will pay all registration expenses in connection therewith other than the fees and expenses of Holder's counsel, underwriting discounts and commissions, brokerage commissions, non-accountable expense allowances attributable to the sale of Holder's Eligible Securities, and Holders' other out of pocket expenses.

          6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the initial Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          7. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

          8. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

          9. CERTAIN ADJUSTMENTS. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

          (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Market Price (as defined herein) then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at such Market Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares provided, however, no adjustment shall be made (i) for any issuance of any shares of Common Stock prior to or concurrently with the execution and delivery of this Warrant, (ii) for the issuance of any shares of Common Stock pursuant to the exercise of any option, warrant or rights or upon the conversion of the Company's Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Class B Common Stock, any convertible promissory note or any other convertible security by holders of any such convertible security that were granted or issued prior to or on the date of this Warrant, (iii) for any issuance of any shares of Common Stock pursuant to the exercise of any options granted pursuant to any employee, non-employee, director or incentive stock option plan, (iv) for any shares of Common Stock issued or issuable pursuant to any warrant or right that resulted in any adjustment pursuant to this Section and (v) for any issuance of any capital stock or otherwise in connection with any underwritten public offering under the Securities Act. Such adjustment shall be made successively whenever such an issuance is made. The fair market value deemed to be received for any additional shares of capital stock issuable pursuant to any warrants or rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or rights plus the additional consideration payable to the Company upon the exercise of such warrants or rights. Upon the expiration of any rights or warrants, without exercise, the issuance of which rights or warrants effected an adjustment in the Exercise Price, such Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 9 after the issuance of such rights or warrants) immediately prior to the issuance or sale of such rights or warrants. If the purchase price provided for in any rights or warrants changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights or warrants still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          For purposes of this Section, "Market Price" means, per share of Common Stock on any date specified herein: (i) the average of the closing prices per share of the Common Stock for the five days immediately preceding such date published in The Wall Street Journal or, if no such closing price on such dates is published in The Wall Street Journal, the average of the closing bid and asked prices for the five days immediately preceding such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the average of the trading prices of the Common Stock for the five days immediately preceding such date; or (iii) if there shall have been no trading on such dates or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Shares for the five days immediately preceding such date as shown by the Nasdaq National Market or other over-the-counter market and reported by any member firm of the New York Stock Exchange selected by the Company; or (iv) if none of (i), (ii) or (iii) is applicable, a market price per share determined in such reasonable manner as may be prescribed by the Company's Board of Directors.

          (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                    (i) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (ii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

          (h) If:

                              (i) the Company shall declare a dividend (or any
                    other distribution) on its Common Stock; or

                              (ii) the Company shall declare a special
                    nonrecurring cash dividend on or a redemption of its Common Stock; or

                              (iii) the Company shall authorize the granting to
                    all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                              (iv) the approval of any stockholders of the
                    Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                              (v) the Company shall authorize the voluntary
                    dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 15 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; PROVIDED, HOWEVER, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          10. PAYMENT OF EXERCISE PRICE. The Holder may pay the Exercise Price by delivery of immediately available funds.

          11. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

          12. NOTICES. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, WorldGate Communications, Inc., 3220 Tillman Drive, Suite 300, Bensalem, PA 19020, attention David A. Dill, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register, or such other address or facsimile number as a party may provide to the other in accordance with this Section 12.

          13. WARRANT AGENT.

          (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

          (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

          14. MISCELLANEOUS.

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

          (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          (f) For purposes of this Warrant, the term "INITIAL PUBLIC OFFERING" shall mean the first offering of securities of the Company after the date hereof pursuant to a registration statement filed under the Securities Act.

          (g) The Holder shall not be entitled to, nor shall anything contained in this Warrant be construed to confer upon the Holder, any right as a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to action by the stockholders of the Company (whether upon any recapitalization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights.

          15. SECURITIES LAWS REPRESENTATIONS AND WARRANTIES; TRANSFER TO COMPLY WITH SECURITIES LAWS.

          (a) The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant is being, and any Warrant Shares acquired on exercise of this Warrant will be, acquired by the Holder for its own account, not as nominee or agent, and not with a view to resale or distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and the Holder will not distribute this Warrant or any Warrant Shares in violation of the Securities Act or any applicable state or foreign law.

          (b) The Holder, by acceptance of this Warrant: (i) acknowledges that this Warrant and the Warrant Shares are not registered under the Securities Act or any state securities laws and that this Warrant and any Warrant Shares to be issued to it upon the exercise of this Warrant must be held indefinitely by it unless they are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from registration is available,
(ii) is aware that any routine sales under Rule 144 promulgated under the Securities Act ("Rule 144") of this Warrant and the Warrant Shares may be made only in limited amounts and in accordance with the terms and conditions of Rule 144 and that in such cases where Rule 144 is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently available for use by the Holder for resale of such Warrant and Warrant Shares, and (iv) is aware that, except as set forth herein, the Company is not obligated to register under the Securities Act any sale, transfer or other disposition of this Warrant or the Warrant Shares.

          (c) The Holder, by acceptance of this Warrant, confirms that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of the issuance hereof and the business and financial condition of the Company, and to acquire, and the Holder has received to its satisfaction, such additional information about the business and financial condition of the Company as it has requested.

          (d) The Holder, by acceptance of this Warrant, represents that (i) it is an "accredited investor" as such term is defined in Rule 501(a)(3) promulgated under the Securities Act, (ii) its financial condition is such that it can afford to bear the economic risk of holding this Warrant and the Warrant Shares for an indefinite period of time and suffer complete loss of its investment in this Warrant, and (iii) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of this Warrant.

          (e) The certificate representing any Warrant Shares acquired upon exercise of this Warrant, and any shares of Common Stock or other securities issued in respect of such Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with the following legend (unless such a legend is no longer required under the Securities Act or unless the Warrant Shares have been registered under the Securities Act for resale by the Holder):

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT."

          (f) The Company shall not be required to register the transfer of this Warrant or any Warrant Shares on the books of the Company unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to it or no-action letters from the Securities and Exchange Commission or the appropriate state regulatory agencies prior to such transfer to the effect that registration under the Securities Act and any applicable state securities law is not required in connection with the transaction resulting in such transfer; provided, however, that no such opinion of counsel or no-action letter shall be necessary in order to effectuate a transfer in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Each Warrant or certificate for Warrant Shares issued upon any transfer, as above provided, shall bear the restrictive legend set forth above, except that such restrictive legend shall not be required if in the opinion of counsel reasonably satisfactory to the Company or no-action letters referred to above are to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act and any applicable state securities law, or if the transfer is made in accordance with the provisions of Rule 144(k) under the Securities Act.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                              WORLDGATE COMMUNICATIONS, INC.


                              By: /s/ Randall Gort

                              Name: Randall Gort

                              Title: Vice President, Corporate Affairs